UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7
Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 13, 2010, Avago Technologies Limited (the “Company”) and certain selling shareholders of the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Barclays Capital Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc. as representatives of the several underwriters named therein (collectively, the “Underwriters”) relating to the public offering and sale (the “Offering”) by the selling shareholders of 14,905,000 shares of the Company’s ordinary shares, no par value. Pursuant to the Underwriting Agreement, the Underwriters have agreed to purchase such ordinary shares from selling shareholders at a price of $20.00 per share. The Company will receive no proceeds from the Offering, other than proceeds from options exercised by certain selling shareholders in connection with the Offering. The ordinary shares will be listed on The NASDAQ Global Select Market. The selling stockholders also granted the Underwriters a 30-day option to purchase up to an additional 2,235,750 ordinary shares to cover over-allotments, if any.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-168621) previously filed with the Securities and Exchange Commission (the “SEC”). The Company has filed a final prospectus supplement, dated August 13, 2010, relating to the issuance and sale of the ordinary shares with the SEC.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 13, 2010

5.1	Opinion of WongPartnership LLP regarding validity of ordinary shares

8.1	Opinion of WongPartnership LLP regarding tax matters

8.2	Opinion of Latham & Watkins LLP regarding tax matters

23.1	Consent of WongPartnership LLP (contained in Exhibits 5.1 and 8.1)

23.2	Consent of Latham & Watkins LLP (contained in Exhibits 8.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 13, 2010

Avago Technologies Limited

By:	/S/ DOUGLAS R. BETTINGER
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 13, 2010

5.1	Opinion of WongPartnership LLP regarding validity of ordinary shares

8.1	Opinion of WongPartnership LLP regarding tax matters

8.2	Opinion of Latham & Watkins LLP regarding tax matters

23.1	Consent of WongPartnership LLP (contained in Exhibits 5.1 and 8.1)

23.2	Consent of Latham & Watkins LLP (contained in Exhibits 8.2)

4